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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Rule 14a-12

                           BURLINGTON RESOURCES INC.
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11. (1) Title of each class of securities to which transaction
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       (2)   Aggregate number of securities to which transaction applies:

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             computed pursuant to Exchange Act Rule 0-11 (set forth the
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The following communication was distributed to Burlington Resources Inc.'s
Canadian employees on February 24, 2006.

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                                                         February 24, 2006

ALL BURLINGTON RESOURCES CANADA EMPLOYEES,

Hopefully, you have seen the organizational announcements regarding the senior leadership in Canada that will report directly to me. I want to add my congratulations and support to Don Hrap, Ron Parent and Rick Warters and to thank them for accepting the offers to join ConocoPhillips upon a successful closing and to Robert Flesher, John Jensen, David Bairrington, Glen Bishop, Pat DeFoe, Nancy Dilts and David Newby of ConocoPhillips for agreeing to go forward in the new organization.

I also wanted to add some context to the announcement. The Canadian Integration Teams have made significant progress identifying the best practices and processes to help us succeed here in Canada post-closing. We are focusing on designing an organization structure that can effectively manage the combined company assets and execute on our business plans in 2006 and beyond. Our challenge is to create a new team that can cost-effectively execute growing project counts in the maturing Western Canadian basin and at the same time deliver major longer-term projects in the Oil Sands and in the McKenzie Delta.

With this in mind, today's announcement is the first step in defining the new "Canadian Region." The structure is similar to the two existing companies, with some distinctions. Recognizing the scope and importance of major projects to our future, we have maintained and expanded the Northern Development and Oil Sands organizational plans, under the leadership of Glen Bishop and David Bairrington, respectively.

To be the best in the Western Canadian basin and drill as many as 2000 wells per year, we need to develop a line of sight on a significant capital project inventory. The Exploration team, led by Rick Warters, will include new ventures, land, resource assessment and frontier exploration, and will focus on this task. This grass roots process will be supported by the Business Development group, lead by John Jensen, which will pursue Western Canadian gas and oil sands opportunities.

To optimize the implementation of our capital programs with a close eye on cost management, we have created two senior operations portfolios. Our Western Canada conventional asset teams and production operations will report to Robert Flesher. The physical execution phases of our business, including surface land, construction, drilling and completions, facility construction and procurement will be included in an operations shared services group, lead by Don Hrap.

I believe that gaining access to the increasingly scarce resources in North America will require us to further develop a core competency including HSE, sustainable development, all elements of stakeholder engagement, governmental relations and regulatory affairs which will report to Pat DeFoe. Ron Parent will lead Human Resources and will be responsible for strategic HR support, administration and building services. Nancy Dilts will lead the Legal group, security and the IT/GIS group which will have a dotted line report relationship to Canada and David Newby will continue to lead the Finance organization.

The remainder of the Canadian leadership will be announced as we populate the organization structure in the next few weeks. All of the remaining senior leaders will know their status by this time. We are committed to taking a thoughtful approach to organizational design and to dealing fairly with all employees and contractors. We plan to tell all staff about their individual roles in the merged company by April 1, but will advise you if this target begins to slip.

The senior leadership was approved by Jim Mulva and the next level of leadership will be reviewed by Randy Limbacher and Bill Berry to insure global equity. From there, the process will be largely contained in Canada and will progress more rapidly. In terms of individual planning, if you want to apply your skills in a different area in the company, now is the time to make that known to your supervisor and HR.

Over the next few weeks, the new senior leadership team will confirm the leadership in the next organizational levels. Those leaders in turn will be involved in aligning people and jobs in the new organization. As we have discussed, a primary consideration in this merger is retention. We need your help to deliver our programs and to meet our 2006-2007 EH&S, operating and financial targets and, thanks to your efforts, we are off to a good start in January and February. Uncertain times like these add another level of stress to our lives and I urge you to take care of your health and work safely.

Please join me in congratulating the new Canadian senior leadership as they prepare for their new roles. We are building a great division that will be a major near-term, mid-term, and long-term force in the Canadian oil and gas industry.

Brent Smolik

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             CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
       INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

          Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, timing expectations to complete the merger, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips' and Burlington Resources' reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Burlington Resources undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                ADDITIONAL INFORMATION AND WHERE TO FIND IT

          In connection with the proposed transaction, ConocoPhillips has filed a preliminary registration statement on Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain free copies of the Form S-4, proxy statement and the other documents at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by ConocoPhillips free of charge by contacting ConocoPhillips Shareholder Relations Department at (281) 293-6800, P.O. Box 2197, Houston, Texas, 77079-2197.
You may obtain documents filed with the SEC by Burlington Resources free of charge by contacting Burlington Resources Investor Relations Department at
(800) 262-3456, 717 Texas Avenue, Suite 2100, Houston, Texas 77002, e-mail:
IR@br-inc.com.

                 INTEREST OF CERTAIN PERSONS IN THE MERGER

          ConocoPhillips, Burlington Resources and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Meeting of Stockholders. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources' proxy statement for its 2005 annual meeting, which was filed with the SEC on March 10, 2005. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger.

          Investors should read the Form S-4 and proxy statement carefully before making any voting or investment decision.